 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012 (June 8, 2012)

Behringer Harvard Short-Term Opportunity Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 8, 2012, Behringer Harvard Mockingbird Commons LLC (“Borrower’), a subsidiary in which a 70% interest is owned by Behringer Harvard Short-Term Opportunity Fund I LP (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), entered into a Deed in Lieu of Foreclosure Agreement with Westdale Capital Investors I, Ltd (“Lender”) whereby the Borrower transferred ownership of 39 luxury high-rise condominiums and 1.4 acres of excess land located in Dallas, Texas (“Palomar Residences”) to the Lender, and subject to certain contingencies, resulted in full settlement of the outstanding debt to the Lender. The outstanding principal balance under the loan agreement was approximately $20.2 million at June 8, 2012.

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Item 9.01	Financial Statements and Exhibits.

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Behringer Harvard Short-Term Opportunity Fund I LP

Unaudited Pro Forma Consolidated Financial Information

On June 8, 2012, the Borrower, a subsidiary in which a 70% interest is owned by us, entered into a Deed in Lieu of Foreclosure Agreement with the Lender whereby the Borrower transferred ownership of Palomar Residences to the Lender, and subject to certain contingencies, resulted in full settlement of the outstanding debt to the Lender. The outstanding principal balance under the loan agreement was approximately $20.2 million at June 8, 2012.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the Palomar Residences. In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

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Behringer Harvard Short-Term Opportunity Fund I LP

Unaudited Pro Forma Consolidated Balance Sheet

For the Three Months Ended March 31, 2012

(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the Palomar Residences as of March 31, 2012. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2012. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on March 31, 2012, nor does it purport to represent our future financial position.

	March 31, 2012	Prior Disposition Pro Forma	Pro Forma
	as Reported	Adjustments	Adjustments	Pro Forma
	(a)	(b)	(c)	March 31, 2012

Assets
Real Estate
Land	$13,459	$-	$(3,222)	$10,237
Buildings and improvements, net	59,401	-	(14,477)	44,924
Total real estate	72,860	-	(17,699)	55,161

Real estate inventory, net	28,861	(23,234)	(5,627)	-
Cash and cash equivalents	2,830	(3)	(19)	2,808
Restricted cash	877	(332)	-	545
Accounts receivable, net	3,310	-	-	3,310
Prepaid expenses and other assets	823	(10)	-	813
Furniture, fixtures and equipment, net	310	-	(37)	273
Deferred financing fees, net	536	-	-	536
Lease intangibles, net	2,044	-	-	2,044
Total assets	$112,451	$(23,579)	$(23,382)	$65,490

Liabilities and Equity (deficit)
Liabilities
Notes payable	$110,824	$(27,721)	$(21,381)	$61,722
Notes payable to related party	12,018	-	-	12,018
Accounts payable	756	(114)	-	642
Payables to related parties	3,789	-	-	3,789
Accrued liabilities	8,389	(2,635)	(1,811)	3,943
Total liabilities	135,776	(30,470)	(23,192)	82,114

Commitments and contingencies

Equity (deficit)
Partners' capital (deficit)
Limited partners - 11,000,000 units authorized, 10,803,839 units issued and outstanding at March 31, 2012	(54,894)	6,891	(133)	(48,136)
General partners	38,437	-	-	38,437

Partners' capital (deficit)	(16,457)	6,891	(133)	(9,699)
Noncontrolling interest (deficit)	(6,868)	-	(57)	(6,925)
Total equity (deficit)	(23,325)	6,891	(190)	(16,624)
Total liabilities and equity (deficit)	$112,451	$(23,579)	$(23,382)	$65,490

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

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Behringer Harvard Short-Term Opportunity Fund I LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2012

(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Palomar Residences as of January 1, 2011. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2012. The Pro Forma Consolidated Statement of Operations does not include nonrecurring items associated with the property such as impairment charges and gain/(loss) on troubled debt restructuring, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Three Months Ended March 31, 2012 as Reported	Prior Disposition Pro Forma Adjustments	Pro Forma Adjustments	Pro Forma Three Months Ended March 31,
	(a)	(b)	(c)	2012

Revenues
Rental revenue	$1,542	$-	$(203)	$1,339
Hotel revenue	3,473	-	-	3,473
Total revenues	5,015	-	(203)	4,812

Expenses
Property operating expenses	3,506	(99)	(214)	3,193
Interest expense, net	2,275	(482)	(821)	972
Real estate taxes, net	540	(41)	(129)	370
Property and asset management fees	359	(60)	(62)	237
General and administrative	176	-	-	176
Depreciation and amortization	767	-	(163)	604
Total expenses	7,623	(682)	(1,389)	5,552

Interest income	51	-	-	51
Loss from continuing operations before income taxes	$(2,557)	$682	$1,186	$(689)

Provision for income taxes	(32)	-	-	(32)
Loss from continuing operations	$(2,589)	$682	$1,186	$(721)
Loss from discontinued operations	44	-	-	44
Net loss	$(2,545)	$682	$1,186	$(677)

Noncontrolling interest in continuing operations	$573	$-	$(356)	$217
Noncontrolling interest in discontinued operations	(13)	-	-	(13)
Net loss attributable to noncontrolling interest	560	-	(356)	204

Net gain (loss) attributable to the partnership	$(1,985)	$682	$830	$(473)

Weighted average shares outstanding:
Basic and diluted	10,804			10,804

Income per share:
Basic and diluted	$(0.24)			$(0.06)

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

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Behringer Harvard Short-Term Opportunity Fund I LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December, 31, 2011

(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Palomar Residences as of January 1, 2011. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2011. The Pro Forma Consolidated Statement of Operations does not include nonrecurring items associated with the property such as impairment charges and gain/(loss) on troubled debt restructuring, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Year Ended December 31, 2011 as Reported	Prior Disposition Pro Forma Adjustments	Pro Forma Adjustments	Pro Forma Year Ended December 31,
	(a)	(b)	(c)	2011

Revenues
Rental revenue	$4,487	$-	$(1,214)	$3,273
Hotel revenue	14,158	-	-	14,158
Real estate inventory sales	5,560	-	-	5,560
Total revenues	24,205	-	(1,214)	22,991

Expenses
Property operating expenses	14,603	(656)	(1,025)	12,922
Asset impairment loss	11,625	-	-	11,625
Inventory valuation adjustment	26,768	(26,257)	-	511
Interest expense, net	7,822	(2,026)	(2,050)	3,746
Real estate taxes, net	1,781	(117)	(374)	1,290
Property and asset management fees	1,414	(181)	(260)	973
General and administrative	896	-	-	896
Depreciation and amortization	4,030	-	(688)	3,342
Cost of real estate inventory sales	5,414	-	-	5,414
Total expenses	74,353	(29,237)	(4,397)	40,719

Interest income	183	-	-	183
Loss from continuing operations before income taxes	$(49,965)	$29,237	$3,183	$(17,545)

Provision for income taxes	(112)	-	-	(112)
Loss from continuing operations	(50,077)	29,237	3,183	(17,657)
Loss from discontinued operations	(80)	-	-	(80)
Net loss	$(50,157)	$29,237	$3,183	$(17,737)

Noncontrolling interest in continuing operations	$1,985	$-	$(955)	$1,030
Noncontrolling interest in discontinued operations	31	-	-	31
Net loss attributable to noncontrolling interest	2,016	-	(955)	1,061

Net loss attributable to the partnership	$(48,141)	$29,237	$2,228	$(16,676)

Weighted average shares outstanding:
Basic and diluted	10,804			10,804

Income per share:
Basic and diluted	$(4.64)			$(1.64)

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

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Behringer Harvard Short-Term Opportunity Fund I LP

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of March 31, 2012.

b.	Reflects our disposition of the 23-unit condominium property in Telluride, Colorado (“Cassidy Ridge”). Amounts represent the necessary adjustments to remove the assets and liabilities returned to the lender as a result of the deed-in-lieu.

c.	Reflects our disposition of the Palomar Residences. Amounts represent the necessary adjustments to remove the assets and liabilities returned to the lender as a result of the deed-in-lieu.

Unaudited Pro Forma Consolidated Statement of Operations for Three Months Ended March 31, 2012

a.	Reflects our historical operations for the three months ended March 31, 2012.

b.	Reflects the historical revenues and expenses of Cassidy Ridge, including property management fees, asset management fees, depreciation and amortization associated with the property.

c.	Reflects the historical revenues and expenses of the Palomar Residences, including property management fees, asset management fees, depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2011

a.	Reflects our historical operations for the year ended December 31, 2011.

b.	Reflects the historical revenues and expenses of Cassidy Ridge, including property management fees, asset management fees, depreciation and amortization associated with the property.

c.	Reflects the historical revenues and expenses of the Palomar Residences, including property management fees, asset management fees, depreciation and amortization associated with the property.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Short-Term
OPPORTUNITY Fund I LP

	By:	Behringer Harvard Advisors II LP,
Co-General Partner

Dated: June 14, 2012		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

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